Energy Transfer Equity, L.P. Lenders Presentation Up to $2.25 billion Senior Secured Term Loan February 2012 Exhibit 99.1

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Agenda and Today’s Presenters
• Jim Finch
Credit Suisse
Introduction

Partnership Overview and Key Investment Highlights

• Martin Salinas
Chief Financial Officer
Energy Transfer Partners, L.P.
Syndication Timetable & Summary Terms

• Jim Finch
Q&A

Introduction 4

• ETE is planning to raise up to a $2.25 billion, 5-year senior secured term loan (the “Term Loan”) to partially fund the cash portion of the consideration for the previously announced SUG acquisition, pay related fees and expenses, repay its revolving credit facility and for general partnership purposes
• The final cash consideration for the merger is subject to ultimate shareholder election and may range from 50 - 60% of the total merger consideration
– ETE distributed the election forms to SUG shareholders on February 17 th
and shareholders will have until March 19
th
to make their cash
election
• The total cash consideration, assuming a 60% cash election by shareholders, will be $3.4 billion
– Of the $3.4 billion, $1.45 billion will be funded through the drop down of Citrus to ETP
• ETP obligations financed through $2.0 billion senior notes offering in January 2012
– The remaining ~$2.0 billion of cash consideration, transaction costs and revolver repayment will be funded by ETE with the proposed Term Loan
– The final size of the Term Loan will be determined immediately after the election period expires and will range from $1.67 billion - $2.25 billion
Introduction
• Energy Transfer Equity, L.P. (“ETE”) is in the process of completing its previously announced acquisition of Southern Union Company (“SUG”)
for $9.4 billion (the “SUG Acquisition”) consisting of $5.7
billion¹
of cash and equity consideration and $3.7 billion of assumed debt
– SUG shareholders may elect $44.25 of cash or 1.000 ETE common unit per SUG share with a maximum total cash consideration of 60%, subject to proration
– 98% of voting SUG shareholders elected to approve the merger on December 9, 2011
• In conjunction with the closing of the SUG Acquisition, ETE has also announced a drop down of SUG’s 50% interest in Citrus Corp. (“Citrus”) to
Energy Transfer Partners, L.P. (“ETP”) for $2.0 billion (the “Citrus Transaction”)
– Consideration in the form of $105 million of ETP common units and $1.895 billion of cash; of the cash consideration, $1.45 billion will be used to fund the cash portion of the SUG Acquisition and $445 million will be utilized to repay borrowings at SUG
– ETP will utilize proceeds from its $2.0 billion senior notes offering completed in January 2012 to finance the cash portion
Background
Senior Secured
Term Loan
1 As of 2/17/2012.

• The SUG Acquisition is on track to close in the 1st quarter of 2012
• The transaction remains subject to approval from the Missouri Public Service Commission (“MPSC”)
– On February 17
th
, staff recommended approval to the MPSC
– Once MPSC approval is received, closing is expected to take place within 18 business days
– Term Loan syndication expected to close concurrent with SUG Acquisition
Timing

Sources and Uses

• The table below illustrates the SUG Acquisition sources and uses including transaction expenses and revolver repayment
• Assuming a 60% cash election by SUG shareholders, the cash portion of the SUG Acquisition consideration is $3.4 billion, funded with a portion of:
– $1.45 billion of the cash proceeds from the Citrus Transaction
– $2.25 billion Term Loan
• The ultimate size of the Term Loan will be determined once the shareholder election is finalized and will range from
$1.67 - $2.25 billion
– Syndication will launch with the $2.25 billion sizing – allocations will be reduced pro rata dependent upon ultimate shareholder election to be received on March 19, 2012
(1)
$5.653 billion purchase price assumes 128.2 million fully diluted SUG shares outstanding as of 12/31/2011 and an implied SUG purchase price of
$44.09 per share based on the closing ETE unit price of $43.86 as of 2/17/2012.
($ in millions)
Uses of funds
SUG equity purchase price
(1)
$5,653
Repay ETE revolver 72
Transaction expenses 225
Total uses $5,949
($ in millions)
Sources of funds
New Senior Secured Term Loan $2,250
Cash proceeds from Citrus Transaction 1,450
New ETE common units 2,249
Total sources $5,949

ETE Stand-Alone Pro Forma Capitalization

• The following table illustrates the stand-alone capitalization of ETE pro forma for the SUG Acquisition
•The Term Loan will be
secured on a pari passu
basis with the Senior
Notes and Revolving
Credit Facility
($ in millions)
As of Pro forma
12/31/2011 Adjustments 12/31/2011
Cash and cash equivalents $18 – $18
Revolving credit facility due 2015
(1)
72 (72) –
New Senior Secured Term Loan – 2,250 2,250
Existing 7.50% Senior Notes due 2020 1,800 – 1,800
Total debt $1,872 $4,050
Series A convertible preferred units 323 – 323
Total partners' capital 53 2,249 2,303
Total capitalization $2,248 $6,676
Selected data
2011 stand-alone adjusted EBITDA
(2)
$672 $361 $1,033
2011 stand-alone interest expense
(3)
161 101 262
Selected credit statistics
Total debt /
2011 adjusted EBITDA 2.8x 3.9x
Book capitalization 83% 61%
2011 EBITDA / interest expense 4.2x 3.9x
Note: SUG figures LTM as of 9/30/11.
(1) $200 million total availability.
(2) Stand-alone adjusted ETE EBITDA includes ETP LP, GP and IDR distributions, RGP LP, GP and IDR distributions, illustrative
LTM 9/30/11 SUG distribution (1.35x coverage ratio), less SG&A. SG&A excludes $21.4 million of one-time SUG Acquisition transaction expenses. See page 14 for illustrative SUG distributions calculation.
(3) Includes Series A Preferred distributions.

Partnership Overview and Key Investment Highlights 8

Energy Transfer Equity Asset Overview
• : A large-cap, investment grade MLP with intrastate transportation and storage, interstate transportation, midstream operations and fractionation and liquids transportation operations
– Owns over 17,500 miles of natural gas gathering and transportation pipelines, 3 natural gas storage facilities with 74 Bcf of working capacity
– 2011 adjusted EBITDA of $1.7 billion
– Enterprise value of $26.0 billion
1
– Currently rated Baa3 / BBB- / BBB-
• : Upon closing, a wholly-owned subsidiary of ETE with transportation, storage, gathering and processing and distribution operations
– Owns over 20,000 miles of natural gas gathering and transportation pipelines and one of North America’s largest liquefied natural gas import terminals
– LTM adjusted EBITDA of $704 million as of 9/30/2011
2
– Currently rated Baa3 / BBB- / BBB-
• : A mid-cap MLP with gathering and processing, transportation, contract compression, contract treating, fractionation and liquids transportation operations
– Owns over 6,200 miles of natural gas gathering and transportation pipelines including its interests in the Midcontinent
Express Pipeline and the Haynesville Joint Venture
– 2011 adjusted EBITDA of $422 million
– Enterprise value of $6.1 billion
1
– Currently rated Ba3 / BB / NR
Upon closing, ETE’s cash generating assets will be its Incentive Distribution Rights (“IDRs”) and General Partner (“GP”) and
Limited Partner interests in ETP and RGP and its wholly-owned subsidiary, SUG:
1 As of 2/17/2012.  Includes implied GP value based on current GP cash flows capitalized at the current LP distribution yield.
2 SUG Adjusted EBITDA represents reported EBT plus reported interest expense and depreciation and amortization expense;
excludes SUG’s 50% interest in Citrus accounted for under the equity method of accounting.
ETP
SUG
Regency Energy Partners LP (“RGP”)

SUG Acquisition Strategic Rationale

• Diversifies ETE’s cash flow profile, resulting in a significant portion of pro forma cash flow sourced from large scale, regulated and investment grade operations
• Significantly increases fee-based revenues from long-term contracts with strong credit quality customers
• Attractive, complementary assets aligned with ETE’s growth strategy
– Provides larger, more competitive interstate and midstream platform with significantly enhanced and expanded geographic diversity
– Adds considerable demand-side market-centric pipelines to Energy Transfer’s asset portfolio
– Provides additional organic growth opportunities in strategic geographical locations across the United
States
• Strong commercial and operational fit with existing natural gas and natural gas liquids operations
• Potential for additional asset drop downs or asset sales over time will further enhance value and decrease leverage
• Ability to realize immediate meaningful operational and commercial synergies

New Hampshire
New York
Massachusetts
Connecticut
Rhode Island
Michigan
Pennsylvania
New Jersey
Delaware
DC
Maryland
Iowa
Illinois
Ohio
Nebraska
Nevada
Utah
Colorado
Indiana
West Virginia
Virginia
Kansas
Missouri
Kentucky
California
North Carolina
Tennessee
New Mexico
Oklahoma
Arizona
Arkansas
South Carolina
Mississippi
Georgia
Alabama
Louisiana
Texas
Florida
Texas Gulf Coast

ENERGY TRANSFER

Combined Asset Footprint
11 (1)  As of 2/17/2012.
LDC service areas
SUG pipelines
SUG storage assets
SUG LNG terminal
SUG plants
Lone Star NGL lines
ETP gas
ETP NGL
Treating
Storage
Processing
Gas Hub
Regency Pipelines
Mid-Continent Express
Ft Worth Basin
Barnett Shale
Delaware
Permian Basin
Eagle Ford
Shale
GOM Shelf & Deep Water
LA Gulf Coast
Tx-La-Miss
Salt Basin
Haynesville
Fayetteville
ETx Basin
Marcellus/Utica
Uinta Basin
Piceance Basin
San Juan Basin
Tucumcari Basin
Granite Wash
Hugoton
Anadarko Basin
Woodford
Bossier
Upon closing, the Energy Transfer family will have a combined enterprise value of ~$42 billion
(1)
and one of the largest pipeline networks in the United States
ETE facilities
SUG facilities

• ETE’s current cash generating assets are its direct and indirect investments in ETP and RGP
– Interests in ETP:
• Approximately 50.2 million ETP Common Units (market value of $2.4 billion
(1)
)
• 1.5% GP interest
• 100% of the IDRs
– Interests in RGP:
• Approximately 26.3 million RGP Common Units (market value of $702 million
(1)
)
• 1.8% GP interest
• 100% of the IDRs
– Assuming the most recent quarterly distributions on an annualized basis, ETE’s cash flow from its interest in ETP and RGP would be approximately $707 million
ETE’s Current Cash Generating Assets

Pro forma for the acquisition, ETE will also receive cash distributions from SUG, a wholly-owned subsidiary
($ and units in millions)
Market value of FY 2011
GP interest
(1)
IDRs
LP interest
(2)
Common units units owned
(3)
Cash flow to ETE
(4)
ETP 1.5% 100% 22% 50.2 $2,408 $621
RGP 1.8% 100% 17% 26.3 702 59
Total $3,110 $680
(1) Percentage of total partnership interest.
(2) Percentage of LP interest.
(3) As of 2/17/2012.
(4) Includes distributions on LP, GP and IDR interests.

ETE’s Pro Forma Organizational Structure
Energy Transfer Equity, L.P.
(NYSE: ETE)
Market Value
(1)
: $12.0 billion
Enterprise Value
(2)(3)
: $19.2 billion
BB- / Ba1 / BB-
Regency Energy Partners LP
(NYSE: RGP)
Market Value
(1)(4)
: $4.4 billion
Enterprise Value
(5)
: $6.1 billion
Ba3 / BB / NR
Energy Transfer Partners, L.P.
(NYSE: ETP)
Market Value
(1)(4)
: $16.7 billion
Enterprise Value
(2)
: $26.0 billion
Baa3 / BBB- / BBB-
70% 30%
Southern Union Co.
Baa3 / BBB- / BBB-
50%
Ownership in RGP
100% RGP IDRs
1.8% General Partner Interest
26.3mm LP units (17% of LP)
LP Unit Market Value: $702mm
Ownership in ETP
100% ETP IDRs
1.5% General Partner Interest
50.2mm LP units (22% of LP)
LP Unit Market Value: $2,408mm
Ownership in SUG
100% SUG Shares
• Up to $2.25 billion new Term Loan
• $1.8 billion of 7.50% Senior Notes due 2020
Gathering & Processing
Transportation
Contract Compression
SUGS
Panhandle Companies
LDCs
Intrastate Transportation & Storage
Interstate Transportation
Midstream
Citrus
Lone Star NGL LLC
Note:  Corporate family ratings shown. ETE shown pro forma for SUG Acquisition.
(1)       As of 2/17/12.
(2)       Includes net debt as of 12/31/11.
(3)       Corporate adjustment includes $3,242 million of SUG debt as of 9/302011 pro forma for debt paydown from proceeds from the Citrus Transaction.
(4)       Includes implied GP value based on current GP cash flows capitalized at the current LP distribution yield.
(5)       Includes net debt as of 9/30/11.

Illustrative Distributions to ETE

• The table below illustrates the cash distributions estimated to be received by ETE from its LP, GP and IDR interests in ETP and RGP and its ownership in SUG
– Analysis assumes distributions based on 4Q 2012 annualized distributions for ETP and RGP of $3.58 and $1.84 per unit, respectively
• The MLP structure aligns ETE’s interest in maintaining and increasing distributions at ETP, RGP and SUG over time
– Cash distribution increases to ETP and RGP unitholders, as well as cash distributions paid on newly issued ETP and RGP common units, result in increased cash flow to ETE through its ownership of the IDRs
– ETP and RGP are currently in the 50% (i.e., “high splits”) and the 25% splits, respectively (see page 29 for a description of IDR mechanics)
($ in millions)
4Q 2011 % of total
Ownership Annualized distributions
% distribution received
ETP GP interest 1.5% $20 1.9%
ETP IDRs 100.0% 447 42.5%
50.2 million ETP common units 22% 180 17.1%
Distributions from ETP interests $646 61.5%
RGP GP interest 1.8% $5 0.5%
RGP IDRs 100.0% 8 0.7%
26.3 million RGP common units 17% 48 4.6%
Distributions from RGP interests $61 5.8%
Total distributions from ETP and RGP $707 67.4%
SUG adjusted EBITDA
(1)
$680
Interest expense (220)
Cash taxes
(2)
4
Changes in working capital
(3)
(1)
Illustrative distributable cash flow $463
Illustrative coverage ratio 1.35x
Illustrative distributions from SUG $343 32.6%
Total Illustrative distirbutions received from ETP, RGP and SUG $1,050
Note: SUG figures represent 3Q11 annualized data as disclosed in 9/30/2011 10-Q.  SUG does not disclose maintenance capex and it is not included. Maintenance capex would reduce distributable cash flow.
(1) Adjusted EBITDA represents reported EBT plus reported interest expense and depreciation and amortization expense. Adjusted EBITDA excludes SUG’s 50% interest in Citrus accounted for under the equity method of accounting.
(2) Cash taxes represent reported income tax expense less deferred income taxes.
(3) Equal to LTM change in working capital to adjust for seasonal volatility.

• Majority of revenue derived from fee-based cash flows with high proportion of interstate capacity contracted
• Significant proportion of pro forma cash flow derived from large-scale, regulated and investment grade operations
• Pro forma for the SUG Acquisition, ETE will receive stable, growing distributions through its LP interests, GP interests and the IDRs in ETP and RGP and its wholly-owned interest in SUG
• The MLP structure aligns ETE’s interest in maintaining and increasing LP distributions at ETP and RGP over time
Key Investment Highlights
Significant Scale and
Strategically Well
Positioned Asset
Base Further
Enhanced by SUG
Diversified Revenue
Stream with
Consistent and
Growing
Distributions
Conservative
Financial Philosophy
Experienced
Management Team
with Significant
Ownership
• Upon closing, the consolidated ETE family will have an enterprise value of ~$42 billion (1) and one of the largest pipeline networks in the United States
• RGP, SUG and ETP offer attractive, complementary assets aligned with ETE’s growth strategy
• Focused on low-risk, high-return projects supported by long-term customer contracts
• Significant near-term expansion projects across ETP, RGP and SUG
• Management committed to maintaining investment grade credit metrics at ETP and SUG
– Drop downs and asset sales have potential to further delever ETE and SUG
• Commitment to investment grade profile evidenced by $3.5 billion of equity raised at the Energy Transfer family since 2009
• Experienced management team with a combined 150 years of Energy experience
• Management and directors own ~31% of ETE common units
– Motivated to effectively and efficiently manage business operations
– Management benefits from incentive distribution payments ETP and RGP make to ETE
• Management team has a proven track record of successfully integrating acquisitions and delivering on its commitments

Note: Ratings prior to launch and subject to change pending a release from the agencies.
(1) As of 2/17/2012.

• SUG enhances interstate and gathering and processing businesses providing geographic diversity and access to multiple end use markets for customers
– Provides larger, more competitive interstate and midstream platform with significantly enhanced and expanded geographic diversity
– Adds considerable demand-side market-centric pipelines to the ETE family asset portfolio
Significant Scale and Strategically Well Positioned
Asset Base Further Enhanced by SUG
• Upon closing, the consolidated ETE family will have an enterprise value of ~$42 billion
(1)
and
one of the largest pipeline networks in the United States
• Pro forma 44,758 mile pipeline network is one of the largest in the US
– Largest intrastate pipeline network in Texas, the state with the largest “hub” of natural gas transportation given the locally sourced production and the pipeline / processing
• Pro forma, the ETE family will transport ~31 Bcf of natural gas per day across its intrastate and interstate pipelines
Significant
Scale
SUG
Acquisition
Further
Diversifies
Asset Base

• The ETE family possesses a well managed growth profile focused on low-risk, high-return projects supported by long-term customer contracts, which will continue to increase distributions from ETP, RGP and SUG
– Demonstrated ability to construct and place into service pipelines on-time / on-budget
– Seeks growth projects that integrate with existing asset platform, creating additional efficiencies
Well Managed
Growth Profile
(1)  As of 2/17/2012.
infrastructure

ETP
Baa3 / BBB- /
BBB-
61%
SUG
Baa3 / BBB- /
BBB-
33%
RGP
Ba3 / BB / NR
6%
ETP
91%
RGP
9%
• The SUG Acquisition will enhance and further
diversify ETE’s asset base and cash flow profile
while reducing ETE’s overall risk profile
– ETE will own operating assets as well as its
cash generating assets in ETP and RGP
– SUG assets provide the ETE family with
additional geographic diversity
• The quality of ETE’s future cash flows will further
improve due to the nature of SUG’s assets
– Approximately 77% of SUG’s current EBITDA
is from interstate pipelines and storage
facilities that primarily operate under long-term
fee-based contracts
– ETE’s consolidated adjusted EBITDA from
investment grade entities increases from 91%
to 94% in 2011
• ETE’s existing subsidiaries, ETP and RGP,
generate the majority of their cash flows under
fee-based contract structures
ETE illustrative consolidated adjusted EBITDA by entity
Status quo
Pro forma

Note: RGP and ETP figures based on 4Q11 annualized data; SUG figures based on 3Q11 annualized data.
SUG distributions assume a 1.35x coverage ratio.  See page 14 for illustrative calculation.
Diversified Revenue Stream…

…with Consistent and Growing Distributions
• ETE has strategic control over ETP and RGP’s operations as the GP and over its wholly-owned subsidiary, SUG
• ETE receives stable, growing distributions through its LP interests, GP interests and IDRs in ETP and RGP and its wholly-owned interest in SUG
– Distributions will be derived from ETP, RGP and SUG’s stable long-life assets and fee-based cash flows
• The MLP structure aligns ETE’s interest in maintaining and increasing LP distributions at ETP and RGP over time
– Cash distribution increases to ETP and RGP unitholders, as well as cash distributions paid on newly issued ETP and RGP common units, result in increased cash flow to ETE through its ownership of IDRs

$175
$222 $223
$191
$180
$196
$316
$370
$396
$441
$48
$35
$11
$7
–
$200
$400
$600
$800
2007 2008 2009 2010 2011
LP GP + IDRs LP GP + IDRs
$371
$538
$593
$629
$680
ETE currently receives significant cash flow through its GP interests, IDRs, ETP LP units and RGP LP units
($ in millions)
Note: ETP distributions in 2007 are for the fiscal year ended 8/31/2007; all successive fiscal years end 12/31.  During 2010, ETP redeemed 12.3 million ETP common units previously held by ETE in connection with its acquisition of the general partner of RGP. During 2Q10, ETE acquired its equity interest in RGP through a series of transactions completed May 26, 2010. Figures exclude ETE
SG&A.
ETP RGP

Conservative Financial Philosophy
• Management is committed to maintaining investment
grade credit metrics at ETP and SUG
• ETE is rated Ba1 / BB- / BB-
– Holding company structure limits ratings benefit from
strength of underlying operating partnerships
• SUG Acquisition benefits credit profile given
operating assets at ETE level and cash flow
diversity
– SUG is rated Baa3 / BBB- / BBB-
• ETP is rated Baa3 / BBB- / BBB-
– ETP is anchor partnership with investment grade
ratings
– Commitment to ratings evidenced by $2.25 billion of
equity raised by ETP since 2009
• RGP is rated Ba3 / BB / NR

Note: Ratings prior to launch and subject to change pending a release from the agencies.
Moody's S&P Fitch
ETE
Corporate Rating Ba1 BB- BB-
Senior Unsecured
(1)
Ba2 BB- BB
ETP
Senior Unsecured Baa3 BBB- BBB-
RGP
Corporate Rating Ba3 BB NR
Senior Unsecured B1 BB- NR
SUG
Senior Unsecured Baa3 BBB- BBB-
Junior Subordinated Ba1 BB BB
(1) Management expects new senior secured Term Loan to be rated at the senior secured level.

Experienced Management Team with
Significant Ownership
• Experienced management team with strong track record in the industry
– Over 150 years of combined Energy experience
• Management and Directors own ~31% of ETE common units
– Motivated to effectively and efficiently manage business operations through substantial equity position in ETE
• Management benefits from incentive distribution payments ETP and RGP make to ETE
• Management team has a proven track record of successfully integrating acquisitions and delivering on its commitments
– LDH Energy (2011), Regency (2010), Canyon (2007), Transwestern (2006), HPL (2005), ET Fuel
(2004)

• Post-closing, ETE will be well positioned for 2012 and beyond
– SUG Acquisition adds additional fee-based revenue from high credit quality customers and enhances the Energy Transfer family’s interstate and midstream platform through greater geographic diversity
– The Energy Transfer family is now one of the largest pure-play natural gas / NGL operators with a focus on long-term, fee-based businesses as a result of the contribution of ETP’s propane operations to AmeriGas Partners, L.P.
– The consolidated ETE family will operate one of the largest pipeline networks in the United States
– Significant near-term expansion projects across ETP, SUG and RGP coming on line in 2012 - 2014
• ETE’s management team has a proven track record of successfully integrating acquisitions and delivering on its commitments
– ETE and SUG employees have been working diligently to insure a seamless integration of operations

ETE Well Positioned for 2012 and Beyond
The Energy Transfer management team has a proven track record of delivering on its commitments

Syndication Timetable & Summary Terms 22

Summary Syndication Timetable
Date Details
February 22
nd
: Bank Meeting
9:30 AM: Registration
10:00 AM: Lenders Presentation
Week of February 27
th
: Legal documentation posted
Week of March 5
th
: Lender commitments due
Week of March 19
th
: Expected Closing and Funding

M T W T F S S
1 2 3 4 5
6 7 8 9 10 11 12
13 14 15 16 17 18 19
20 21 22 23 24 25 26
27 28 29
February 2012
M T W T F S S
1 2 3 4
5 6 7 8 9 10 11
12 13 14 15 16 17 18
19 20 21 22 23 24 25
26 27 28 29 30 31
March 2012
Holiday: Key transaction date:

Indicative Terms
Events of default: Customary for facilities of this type
Borrower: Energy Transfer Equity, L.P. (the “Borrower”)
Lead Arranger: Credit Suisse (“CS” and “Administrative Agent”), Wells Fargo, BNP Paribas, Royal Bank of Scotland and SunTrust Robinson Humphrey (together, the “Lead
Arrangers”)
Facility: Up to $2.25 billion Senior Secured Term Loan (the “Term Loan”)
Tenor: 5 years
Ranking:  Pari passu with all existing and future senior indebtedness, including the $1.8 billion 7.5% Senior Notes due 2020 (the “Notes”)
Use of proceeds: The proceeds of the Term Loan will be used to partially fund the cash portion of the consideration for the previously announced acquisition of Southern Union
Company (“SUG”), to repay the Borrower’s revolving credit facility and pay related fees and expenses and for general partnership purposes.
Corporate Ratings: Ba1/BB-
Indicative pricing:  TBD
OID: TBD
LIBOR Floor TBD
Mandatory
amortization:
1% per annum, with balance due at maturity
Guarantors: Each of the Borrower's existing and subsequently acquired or organized subsidiaries that is a guarantor under the Existing Revolving Credit Facility
Security:
First priority perfected security interest in the same collateral that secures the  Existing Revolving Credit Facility
The collateral documents will contain a “waterfall” that will secure the Term Loan, Notes and Existing Revolving Credit Facility on a pari passu basis, albeit subject to a priority payment right in favor of the Existing Revolving Credit Facility
Mandatory
repayments:
Customary for facilities of this type:
100% of the next cash proceeds in excess of $25.0 million of asset sales in excess of $50.0 million in the aggregate, subject to customary exceptions
No cash flow sweep
Voluntary repayments:
Prepayable at the option of the Borrower subject to a specified prepayment premium:
101 soft call during year 1, par thereafter
Affirmative covenants:
Customary for facilities of this type
Negative covenants:
Customary for facilities of this type, including, but not limited to, Limitation on Indebtedness, Limitation on Liens, Limitation on Restricted Payments (other than usual and customary distributions for an MLP), Limitation on Transactions with Affiliates, Limitation on Mergers and Limitation on Asset Sales
Financial covenants:
Customary for facilities of this type, including the items listed below:
(i)   Leverage Ratio of the Borrower: 5.5 to 1.0; 6.0 to 1.0 during a Specified Acquisition Period
(ii)  Fixed Charge Coverage Ratio: 1.5 to 1.0

Note: Ratings prior to launch and subject to change pending a release from the agencies.

Q&A 25

Appendix 26

Transportation and Storage
~12,950 mi of interstate gas pipelines with 7.1
Bcf/d capacity and 100 Bcf of storage (1)
Panhandle
PEPL (6,200 mi, 4-line system)
Trunkline (3,600 mi, 2-line system)
Sea Robin (400 mi offshore gathering
system)
Citrus (50% interest)
Primary operating asset is Florida Gas
Transmission (~5,500 mi, 3.2 Bcf/d)
Phase VIII expansion placed in service on
April 1, 2011
To be dropped down to ETP at the closing
of the SUG Acquisition
Trunkline LNG
One of the largest LNG import terminals in
U.S. located in Lake Charles, LA
2.1 Bcf/d capacity, 9 Bcf storage and 1 Bcf/d
processing capacity
Fully contracted to BG for 20 years
Storage assets
~100 Bcf of storage capacity in IL, KS, LA,
MI, and OK
Gathering and Processing
~5,500 mi of gas and liquid pipelines covering
16 counties in Texas and New Mexico
4 cryogenic processing plants with combined
capacity of 475 MMcf/d
5 natural gas treating plants with combined
capacity of 585 MMcf/d; expecting an
additional 50 MMcf/d in 2012
2010 contract mix: 13% fee based, 68%
percent of proceeds and 19% margin sharing
contracts
North System
Large diameter / low pressure pipelines
Processed volumes of 200 MMcf/d
285 MMcf/d cryogenic processing capacity
22,000 bbls/d NGL capacity
40 tons/d sulfur plant capacity
South System
High pressure integrated
Processed volume of 170 MMcf/d
190 MMcf/d cryogenic processing capacity
11,000 bbls/d NGL capacity
250 MMcf/d sour gas treating capacity
Local distribution of natural gas in Missouri
and Massachusetts
9,182 mi of mains, 5,928 miles of service lines
and 45 miles of transmission lines
Missouri Gas Energy
Covers western Missouri
~500,000 customers
~13,000 mi of main and service lines
Received a $16.2 million base rate increase
premised on a 10% ROE effective 2/10/10
New England Gas Company
Covers southeastern Massachusetts
~50,000 customers
~2,000 mi of main and service lines
Filed a rate case on 9/16/10 for a $6.2
million base revenue increase representing
9.5% increase in annual revenues
$5.1 million annual increase in base rate
effective April 1, 2011
Source: Company filings.
(1) Figures include only proportional share of partially-owned assets.
Distribution
Southern Union owns and operates assets in the regulated and unregulated natural gas industry and is primarily engaged in the gathering, treating, processing, transportation, storage and distribution of natural gas
• Transportation and Storage segment is primarily engaged in the interstate transportation and storage of natural gas in the Midwest and from the Gulf Coast to Florida, and also provides LNG terminalling and regasification services
• Gathering and Processing segment is primarily engaged in connecting wells of natural gas producers to its gathering system, treating natural gas to remove impurities to meet pipeline quality specifications, processing natural gas for the removal of NGL, and redelivering natural gas and NGL to a variety of markets
• Distribution segment is primarily engaged in the local distribution of natural gas in Missouri and Massachusetts
SUG Primary Operating Segments

ETP / RGP Segments Overview
Energy Transfer Partners, L.P.
More than 17,500 mi of natural gas gathering and transportation pipelines, 3 natural gas storage facilities with 74 Bcf of working capacity
Intrastate Transportation and Storage
Oasis Pipeline (600 mi, 1.2 Bcf/d capacity west-to-east, 750 MMcf/d capacity east-to-west)
East Texas Pipeline (370 mi)
Energy Transfer Fuel System (2,600 mi, total capacity of 5.2 Bcf/d)
Bethel storage facility (6.4 Bcf working capacity), Bryson storage facility (6.0 Bcf working capacity), Godley plant
HPL System (4,100 mi, total capacity of 5.5 Bcf/d)
Bammel storage facility (62 Bcf working capacity)
Interstate Transportation
Transwestern Pipeline: 2,700 mi; total capacity of 2.1 Bcf/d
Tiger Pipeline: 175 mi, 42-inch pipeline; 2.4 Bcf/d of capacity sold under 10-15 year agreements
Expansion completed in August 2011
FEP Pipeline Joint Venture
50/50 joint venture with KMP
185 mi, 42-inch pipeline; initial capacity of 2.0 Bcf/d with 1.85 Bcf/d sold under 10-12 year agreements
Midstream
~7,000 mi of natural gas gathering pipelines
3 natural gas processing plants
17 natural gas treating facilities
10 natural gas conditioning plants
Eagle Ford Shale Expansion, part of $3.5+ billion of announced new
Regency Energy Partners LP
Gathering and Processing
North Louisiana (442 mi, 5 plants)
Mid-Continent (3,470 mi, 1 plant)
South Texas (541 mi, 2 plants)
West Texas (806 mi, 1 plant)
Transportation
49.99% of RIGS (450 mi)
49.9% of MEP (500 mi, 1.8 Bcf/d capacity in Zone 1 and 1.2 Bcf/d capacity in Zone 2)
Contract Compression
Fleet of compressors used to provide turn-key natural gas
compression services for customer specific systems
Contract Treating
Fleet of equipment used to provide treating services, such as carbon dioxide and hydrogen sulfide removal, natural gas cooling, dehydration and BTU management, to natural gas producers and midstream pipeline companies
Source: Company filings.
Lone Star NGL LLC Joint Venture
Joint venture owned 70% by ETP and 30% by RGP; ETP operates on behalf of the joint venture
Stand-alone entity with equal board representation
NGL Storage
Mont Belvieu storage facility (43 million Bbls working capacity)
Hattiesburg storage facility (3.9 million Bbls of working capacity)
NGL Pipeline Transportation
West Texas NGL Pipeline (1,066 mi, 144,000 Bbls/d working capacity)
West Texas Gateway Pipeline (570 mi, 209,000 Bbls/d working
capacity)
2 Mont Belvieu fractionators (100,000 Bbls/d working capacity) under development
NGL Fractionation & Processing
2 cryogenic processing plants
25,000 Bbls/d fractionator
Sea Robin gas processing plant

growth opportunities over the past year with a focus on liquids rich opportunities in the Eagleford, Permian, and Woodford areas, will significantly increase ETP’s Eagle Ford footprint

Illustrative IDR Impact to ETE

• ETE owns IDRs in ETP and RGP which provide the GP an increasing share of incremental cash flow as distributions to the LPs increase
– The IDRs align the interests of the GP and the common unitholders by incentivizing the GP to grow LP distributions
– IDR payments increase due to both an increase in the per unit distribution to the limited partners and the payment of LP distributions on any future equity issued
– The IDRs result in ETP and RGP having a tiered structure for sharing available cash between the GP and the LP unit holders, with the GP initially receiving 1.5% increasing to 50% of incremental cash flow
• ETE currently receives 48% and 23% of incremental cash distributions from RGP and ETP, respectively, due to its
IDRs in addition to its LP and GP interests
• The table below provides an illustrative example of the impact of ETP distributions to ETE
($ in millions except per unit data)
Annualized 4Q 2011 Cash flow sharing
LP distribution percentage Total LP distributions GP distributions IDR distributions Total distributions % of total
Low High LP GP IDR LP distributions to ETE
(1)
to ETE to ETE to ETE distributions
Minimum distribution $1.00 98.5% 1.5% – $235 $50 $4 – $54
1st tier $1.00 – $1.10 98.5% 1.5% – 23 5 0 – 5
2nd tier 1.10 – 1.27 85.5% 1.5% 13.0% 40 9 1 $6 15
3rd tier 1.27 – 1.65 75.5% 1.5% 23.0% 87 19 2 27 47
Thereafter > 1.65 50.5% 1.5% 48.0% 435 97 13 414 524
Total distributions $3.58 $821 $180 $20 $447 $646
Total GP distributions to ETE $20 3.1%
Total IDRs distributions to ETE 447 69.1%
Total LP distributions to ETE
(1)
180 27.8%
Total distributions to ETE $646 100.0%
(1) Based on 50.2 million units as of 12/31/2011.

Distribution Sensitivity
• The following table illustrates the impact to ETE of a change in distributions from its respective partnership interests
($ in millions except per unit amounts)
Illustrative cash flow impact to changes in LP distributions
-15% -10% -5% Current +5% +10% +15%
ETP cash flow to ETE
ETP LP distributions per unit $3.04 $3.22 $3.40 $3.58 $3.75 $3.93 $4.11
Total ETP distributions to ETE
(1)
482 528 575 621 667 714 760
Change (139) (93) (46) – 46 93 139
% change (22%) (15%) (7%) – 7% 15% 22%
RGP cash flow to ETE
RGP LP distributions per unit $1.54 $1.63 $1.72 $1.81 $1.90 $1.99 $2.08
Total RGP distributions to ETE
(2)
45 48 53 59 66 73 80
Change (14) (11) (6) – 7 14 21
% change (24%) (18%) (10%) – 12% 24% 36%
Note: Based on ETE's ownership of 50.2 million ETP LP units and 26.3 million RGP LP units as of 12/31/2011.
(1) Includes ETP LP, GP and IDR distributions.
(2) Includes RGP LP, GP and IDR distributions.

Non-GAAP Reconciliations

Energy Transfer
Equity, L.P.
Energy Transfer
Partners, L.P.
($ in thousands)
FY 2010 FY 2011
Net income $617,222 $697,162
Interest expense, net of interest capitalized 412,553 474,113
Income tax expense 15,536 18,815
Depreciation and amortization 343,011 430,904
Non-cash unit-based compensation expense 27,180 37,457
Losses on disposals of assets 5,043 3,188
Gains on non-hedged interest rate derivatives (4,616) 77,409
Allowance for equity funds used during construction (28,942) (957)
Unrealized (gains) losses on commodity risk management activities 78,300 11,407
Impairment of investment in affiliate 52,620 5,355
Proportionate share of joint ventures' interest, depreciation and allowance for equity funds used during construction 22,499 29,994
Adjusted EBITDA attributable to noncontrolling interest – (37,842)
Other, net 482 (4,442)
Adjusted EBITDA $1,540,888 $1,742,563
($ in thousands)
FY 2010 FY 2011
ETP GP distributions
(1)
$395,503 $441,491
ETP LP distributions 190,531 179,561
RGP GP distributions
(1)
6,656 11,242
RGP LP distributions 35,066 47,543
SG&A
(2)
(9,029) (8,177)
Adjusted EBITDA $618,727 $671,660
(1)   Includes distributions from both GP and IDR interests.
(2)   Excludes ~$12.8 million of professional fees in 2010 associated with the Regency transactions.  Excludes $21.4 of one-time transaction expenses in 2011 associated with the SUG Acquisition.

Non-GAAP Reconciliations

Regency Energy
Partners LP
Southern Union
Company
($ in thousands)
Nine months ended
FY 2010 9/30/2011 9/30/2010 LTM 9/30/11
Net earnings available for common stockholders $216,213 $178,467 $160,345 $234,335
Preferred stock dividends 5,040 – 5,040 –
Earnings from unconsolidated investments (105,415) ($78,435) (78,456) (105,394)
Loss on extinguishment of preferred stock 3,295 – 3,295 –
Loss from discountinued operations 18,100 – – 18,100
Federal and state income tax expense 107,029 68,676 75,943 99,762
Interest expense 216,665 165,429 161,551 220,543
Depreciation and amortization 228,637 177,949 170,058 236,528
Adjusted EBITDA $689,564 $512,086 $497,776 $703,874
($ in thousands)
FY 2010 FY 2011
Net income (loss) ($10,918) $73,619
Interest expense, net 82,971 102,474
Depreciation and amortization 122,725 168,684
Income tax benefit 956 465
Non-cash loss (gain) from derivatives 42,613 (17,919)
Non-cash unit based compensation 13,727 3,610
Loss on asset sales, net 591 (2,372)
Income from unconsolidated subsidiaries (69,365) (119,540)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA 67,014 72,672
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA 55,682 103,059
Venture's adjusted EBITDA – 37,841
Loss on debt refinancing, net 17,528 –
Other expense, net 3,432 (224)
Adjusted EBITDA $326,956 $422,369

Additional Information

In connection with the transaction, ETE and SUG have filed a proxy statement / prospectus and other documents with the SEC. Investors and security holders are urged to carefully read the definitive proxy statement/prospectus filed with the SEC because it contains important information regarding ETE, SUG and the transaction.

A definitive proxy statement/prospectus has been sent to stockholders of SUG seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by ETE and SUG with the SEC at the SEC’s website, www.sec.gov<http://www.sec.gov>. The definitive proxy statement/prospectus and such other documents relating to ETE may also be obtained free of charge by directing a request to Energy Transfer Equity, L.P., Attn: Investor Relations, 3738 Oak Lawn Avenue, Dallas, Texas 75219, or from ETE’s website, www.energytransfer.com <http://www.energytransfer.com>. The definitive proxy statement/prospectus and such other documents relating to SUG may also be obtained free of charge by directing a request to Southern Union Company, Attn: Investor Relations, 5051 Westheimer Road, Houston, Texas 77056, or from SUG’s website, www.sug.com<http://www.sug.com>.

ETE, SUG and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information concerning the interests of the persons who may be “participants” in the solicitation is set forth in the definitive proxy statement/prospectus.